June 13, 2002

                     Dreyfus Money Market Instruments, Inc.
                                Government Series
                               Money Market Series

               Supplement to Statement of Additional Information
                                Dated May 1, 2002

      THE FOLLOWING INFORMATION IS ADDED TO THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "OFFICERS OF THE FUND"

      JAMES WINDELS, TREASURER SINCE NOVEMBER 2001. Director - Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the manager. He is 43 years old and has been an employee of the Manager since 1985.

      THE FOLLOWING INFORMATION SUPERCEDES AND REPLACES THE FOLLOWING OFFICER IN THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "OFFICERS OF THE FUND"

      MICHAEL CONDON, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Fund Tax Director of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manger since June 1993.